                       THIRD AMENDMENT OF CREDIT AGREEMENT

          THIS THIRD AMENDMENT OF CREDIT AGREEMENT (this "AMENDMENT") is entered into as of December 1, 1999, between TRAMMELL CROW COMPANY, a Delaware corporation ("BORROWER"), each of the banks or other lending institutions which is a signatory to this Amendment (collectively, "LENDERS"), BANK OF AMERICA, N.A., f/k/a NationsBank, N.A., successor in interest by merger to NationsBank of Texas, N.A., a national banking association, as Administrative Agent (in such capacity, together with its successors in such capacity, "ADMINISTRATIVE AGENT"), and BANKERS TRUST COMPANY, as Documentation Agent (in such capacity, together with its successors in such capacity, "DOCUMENTATION AGENT").

                                 R E C I T A L S
                                -----------------

          A. Borrower, Lenders, Administrative Agent, and Documentation Agent are parties to the Credit Agreement dated as of December 1, 1997 as amended by that certain First Amendment to Credit Agreement dated as of January 29, 1998 (the "FIRST Amendment") and that certain Second Amendment of Credit Agreement dated to be effective as of April 27, 1998 (the "SECOND Amendment") (as modified, amended, renewed, and extended from time to time, the "CREDIT AGREEMENT"), providing for a $150,000,000.00 revolving line of credit.

          B. Capitalized terms used herein shall, unless otherwise indicated, have the respective meanings set forth in the Credit Agreement.

          C. Borrower and the Credit Parties desire to modify certain provisions contained in the Credit Agreement, subject to the terms and conditions set forth herein.

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, Lenders, Administrative Agent, and Documentation Agent agree as follows:

          1.   AMENDMENTS TO THE CREDIT AGREEMENT.

         (a) SECTION 1.1 is hereby amended to delete the definition of "ADJUSTED EBITDA" in its entirety and replace such definition with the following:

               "ADJUSTED EBITDA" means, for any period, (a) Net Income, PLUS
         (b) Interest Expense, PLUS (c) income taxes deduced from Net Income in accordance with GAAP, PLUS (d) total depreciation expense, PLUS (e) total amortization expense, PLUS (f) other non-cash items reducing Net Income, LESS (g) other non-cash items increasing Net Income, PLUS (h) payments in respect of Borrower's profit sharing plan (SO LONG AS Borrower has provided to Administrative Agent evidence that such payments are subordinated to the Obligations), MINUS (i) any after-tax gains attributable to Asset Sales, PLUS (j) any after-tax losses attributable to Asset Sales, MINUS (k) any returned surplus assets of any Pension Plan, MINUS (l) any net extraordinary gains, PLUS (m) any net non-cash extraordinary losses; PROVIDED, HOWEVER, THAT there shall be excluded from "ADJUSTED EBITDA" (i) any revenues from Real Estate Investments or other assets that are subject to any Liens (other than Permitted Encumbrances), (ii) any portion of Adjusted EBITDA attributable to the Companies' brokerage and marketing operations that exceeds forty percent (40%) of Adjusted EBITDA, (iii) any portion of Adjusted EBITDA attributable to the Companies' ownership interests in all Real Estate Investments that exceeds twenty-five percent (25%) of Adjusted EBITDA, (iv) payments during the six (6) month period following the Closing Date in respect of the settlement of certain claims described in SCHEDULE 4.6B, which payments shall be deemed to be non-recurring by Borrower's independent auditors, and (v) the Share of Adjusted EBITDA attributable to the owners (other than Borrower or a wholly-owned Subsidiary of Borrower) of Securities in Subsidiaries.

         (b) SECTION 1.1 is hereby amended to delete the definition of "INTEREST EXPENSE" in its entirety and replace such definition with the following:

               "INTEREST EXPENSE " means, for any period, total interest expense (including that portion attributable to Capital Leases in accordance with GAAP and capitalized interest) of the Companies on a consolidated basis with respect to all outstanding Indebtedness of the Companies, including, without limitation, all commissions, discounts, and other fees and charges owed with respect to letters of credit and bankers' acceptance financing and net costs under Interest Rate Agreements; PROVIDED THAT Interest Expense shall not include interest in connection with the construction of Real Estate Investments so long as the applicable Company has obtained third party construction loan financing that is not in default and pursuant to which construction loan advances are made in the amount of such interest expense.

         (c) SECTION 1.1 is hereby amended to delete the definition of "TOTAL DEBT" in its entirety and replace such definition with the following:

               "TOTAL DEBT" means, as of any date, (a) Total Liabilities, LESS (b) THE LESSER OF (i) THE SUM OF all accrued expenses, accounts payable, and payables to Affiliates incurred in the ordinary course of business, and (ii) the product of (A) Total Asset Value as of such date, TIMES (B) fifteen percent (15%).

         (d)   SECTION 1.1 is hereby amended to add the following definition:

               "SHARE" means, for any Person, such Person's share of the assets, liabilities, revenues, income, losses, or expenses of any Subsidiary or Joint Venture based upon such Person's percentage ownership of the Securities of such Subsidiary or Joint Venture.

         (e) SECTION 6.2 is hereby deleted in its entirety and replaced with the following:

               6.2 INVESTMENTS; JOINT VENTURES. Borrower shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, make or own any Investment in any Person, including any Joint Venture, except:

               (a)   the Companies may make and own Investments in Cash
         Equivalents;

               (b) the Companies may make Investments in Subsidiaries (i) existing on the Closing Date, (ii) acquired pursuant to a Permitted Acquisition, and (iii) formed by a Company PROVIDED THAT such Company complies with SECTION 5.10, if applicable;

               (c) the Companies may make intercompany loans and Borrower may make loans to Joint Ventures not constituting Subsidiaries or Real Estate Investments in an aggregate amount not exceeding $5,000,000 at any time;

               (d)   the Companies may make Real Estate Investments;

               (e) the Companies may make other investments in an aggregate amount not exceeding at any time the product of (i) Total Asset Value, TIMES (ii) five percent (5%); and

               (f) the Companies may continue to own the Investments not described in (a) through (e) above owned by them on the Closing Date and described in SCHEDULE 6.2.

         (f) SECTION 6.4(b) is hereby deleted in its entirety and replaced with the following:

               (b) MINIMUM EQUITY VALUE. Borrower shall not permit Equity Value, as of the last day of any Fiscal Quarter during the following periods, to be less than the amount set forth opposite such period below:

------------------------------------- -----------------------------------
               PERIOD                           MINIMUM AMOUNT
------------------------------------- -----------------------------------
         Closing Date through                    $250,000,000
          December 31, 1998
------------------------------------- -----------------------------------
       January 1, 1999 through                   $300,000,000
          November 30, 1999
------------------------------------- -----------------------------------
          December 1, 1999 and                   $400,000,000
              thereafter
------------------------------------- -----------------------------------

         (g) SECTION 6.4(c) is hereby deleted in its entirety and replaced with the following:

               (c) MINIMUM REVENUES. Borrower shall not permit Total Revenues for any Fiscal Quarter to be less than $100,000,000.

         (h) SECTION 6.4(e) is hereby deleted in its entirety and replaced with the following:

               (e) CURRENT RATIO. Borrower shall not permit the ratio of Current Assets to Current Liabilities, as of any date, to be less than
         1.10 to 1.00.

         (i) SECTION 6.4(f) is hereby deleted in its entirety and replaced with the following:

               (f)   [Intentionally deleted.]

         (j) SECTION 6.4(g) is hereby deleted in its entirety and replaced with the following:

               (g) MAXIMUM TOTAL LEVERAGE RATIO. Borrower shall not permit the Total Leverage Ratio, as of the last day of any Fiscal Quarter during the following periods, to exceed the ratio set forth opposite such period below:

------------------------------------- -----------------------------------
               PERIOD                               RATIO
------------------------------------- -----------------------------------
         Closing Date through                     4.0 to 1.0
          December 31, 1998
------------------------------------- -----------------------------------
   January 1, 1999 and thereafter                 3.5 to 1.0
------------------------------------- -----------------------------------

         (k) SECTION 6.4(H) is hereby deleted in its entirety and replaced with the following:

               (h) MAXIMUM INVESTMENT IN REAL ESTATE INVESTMENTS. Borrower shall not permit the ratio of (i) the amount, determined in accordance with GAAP, of the Companies' Share of Real Estate Investments, to (ii) Total Asset Value, as of the last day of any Fiscal Quarter during the following periods, to exceed the percentage set forth opposite such period below:

------------------------------------- -----------------------------------
               PERIOD                         MAXIMUM PERCENTAGE
------------------------------------- -----------------------------------
         Closing Date through                         30%
          December 31, 1998
------------------------------------- -----------------------------------
   January 1, 1999 and thereafter                     25%
------------------------------------- -----------------------------------

         (l) SECTION 6.4(i) is hereby deleted in its entirety and replaced with the following:

               (i) MAXIMUM NON-FACILITY DEBT. Borrower shall not permit the ratio of (i) Non-Facility Debt, to (ii) Total Asset Value, as of the last day of any Fiscal Quarter, to exceed twenty percent (20%).

         (m) EXHIBIT D is hereby deleted in its entirety and replaced with EXHIBIT D attached hereto.

         2.    AMENDMENT OF CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS.

         (a) All references in the Loan Documents to the Credit Agreement shall henceforth include references to the Credit Agreement, as modified and amended by the First Amendment, the Second Amendment, and this Amendment, and as may, from time to time, be further modified, amended, renewed, extended, restated, and/or increased.

         (b) Any and all of the terms and provisions of the Loan Documents are hereby amended and modified wherever necessary, even though not specifically addressed herein, so as to conform to the amendments and modifications set forth herein.

         3. RATIFICATIONS. Borrower (a) ratifies and confirms all provisions of the Loan Documents as amended by this Amendment, (b) ratifies and confirms that all guaranties, assurances, and Liens granted, conveyed, or assigned to the Credit Parties under the Loan Documents are not released, reduced, or otherwise adversely affected by this Amendment and continue to guarantee, assure, and secure full payment and performance of the present and future Obligation, and (c) agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional documents, and certificates as Administrative Agent may reasonably request in order to create, perfect, preserve, and protect such guaranties, assurances, and Liens.

         4. REPRESENTATIONS. Borrower represents and warrants to the Credit Parties that as of the date of this Amendment: (a) this Amendment and the other documents executed in connection therewith (collectively, the "AMENDMENT DOCUMENTS") have been duly authorized, executed, and delivered by Borrower and each of the other Companies that are parties to the Amendment Documents; (b) no action of, or filing with, any Governmental Authority is required to authorize, or is otherwise required in connection with, the execution, delivery, and performance by Borrower or the other Companies of the Amendment Documents to which they are a party; (c) the Loan Documents, as amended by the Amendment Documents, are valid and binding upon Borrower and the other Companies that are parties to the Amendment Documents and are enforceable against Borrower and the other Companies in accordance with their respective terms, except as limited by Debtor Relief Laws and general principles of equity; (d) the execution, delivery, and performance by Borrower and the other Companies of the Amendment Documents to which they are a party do not require the consent of any other Person and do not and will not constitute a violation of any Governmental Requirement, order of any Governmental Authority, or material agreements to which Borrower or any other Company is a party thereto or by which Borrower or any other Company is bound; (e) all representations and warranties in the Loan Documents are true and correct in all material respects on and as of the date of this Amendment, except to the extent that (i) any of them speak to a different specific date, or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement; and (f) both before and after giving effect to the Amendment Documents, no Potential Default or Event of Default exists.

         5. CONDITIONS. This Amendment and the other Amendment Documents shall not be effective unless and until:

         (a) the Credit Parties shall have received the Amendment Documents, in form and substance acceptable to the Credit Parties;

         (b) the representations and warranties in this Amendment are true and correct in all material respects on and as of the date of this Amendment, except to the extent that (i) any of them speak to a different specific date, or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement; and

         (c) both before and after giving effect to this Amendment, no Potential Default or Event of Default exists.

         6. CONTINUED EFFECT. Except to the extent amended hereby or by any documents executed in connection herewith, all terms, provisions, and conditions of the Credit Agreement and the other Loan Documents, and all documents executed in connection therewith, shall continue in full force and effect and shall remain enforceable and binding in accordance with their respective terms.

         7. MISCELLANEOUS. Unless stated otherwise (a) the singular number includes the plural and VICE VERSA and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions may not be construed in interpreting provisions, (c) this Amendment must be construed --and its performance enforced -- under Texas law, (d) if any part of this Amendment is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable, and (e) this Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document.

         8. PARTIES. This Amendment binds and inures to Borrower and the Credit Parties and their respective successors and permitted assigns.

         9. ENTIRETIES. THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS AMENDED BY THIS AMENDMENT AND THE OTHER AMENDMENT DOCUMENTS, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES ABOUT THE SUBJECT MATTER OF THE CREDIT AGREEMENT AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGES TO FOLLOW]

                      SIGNATURE PAGE TO THIRD AMENDMENT OF
                            CREDIT AGREEMENT BETWEEN
         TRAMMELL CROW COMPANY, BANK OF AMERICA, N.A., AS ADMINISTRATIVE
              AGENT, BANKERS TRUST COMPANY, AS DOCUMENTATION AGENT,
                         AND THE LENDERS DEFINED THEREIN

         EXECUTED as of the day and year first mentioned.

                                     TRAMMELL CROW COMPANY,
                                     a Delaware corporation,
                                     as Borrower


                                     By:       /s/ William P. Leiser
                                           ------------------------------------
                                           Name:   William P. Leiser
                                                -------------------------------
                                           Title:  Executive Vice President
                                                 ------------------------------

                      SIGNATURE PAGE TO THIRD AMENDMENT OF
                            CREDIT AGREEMENT BETWEEN
         TRAMMELL CROW COMPANY, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,
                 BANKERS TRUST COMPANY, AS DOCUMENTATION AGENT,
                         AND THE LENDERS DEFINED THEREIN

                                BANK OF AMERICA, N.A., f/k/a NationsBank, N.A., successor in interest by merger to NationsBank of Texas, N.A., as Administrative Agent and a Lender

                                By:       /s/ Anthony T. Fertitta, Jr.
                                     ------------------------------------------
                                     Name:    Anthony T. Fertitta, Jr.
                                          -------------------------------------
                                     Title:   Vice President
                                           ------------------------------------

                      SIGNATURE PAGE TO THIRD AMENDMENT OF
                            CREDIT AGREEMENT BETWEEN
         TRAMMELL CROW COMPANY, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,
                 BANKERS TRUST COMPANY, AS DOCUMENTATION AGENT,
                         AND THE LENDERS DEFINED THEREIN

                                 FIRST TENNESSEE BANK NATIONAL ASSOCIATION, as a Lender

                                 By:        /s/ Sam Jenkins
                                       ----------------------------------------
                                       Name:    Sam Jenkins
                                            -----------------------------------
                                       Title:   Senior Vice President
                                            -----------------------------------

                      SIGNATURE PAGE TO THIRD AMENDMENT OF
                            CREDIT AGREEMENT BETWEEN
         TRAMMELL CROW COMPANY, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,
                 BANKERS TRUST COMPANY, AS DOCUMENTATION AGENT,
                         AND THE LENDERS DEFINED THEREIN

                                 MERCANTILE BANK NATIONAL ASSOCIATION,
                                 as a Lender

                                 By:           /s/ Timothy B. Kenney
                                       ----------------------------------------
                                       Name:       Timothy B. Kenney
                                            -----------------------------------
                                       Title:      Vice President
                                             ----------------------------------

                      SIGNATURE PAGE TO THIRD AMENDMENT OF
                            CREDIT AGREEMENT BETWEEN
         TRAMMELL CROW COMPANY, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,
                 BANKERS TRUST COMPANY, AS DOCUMENTATION AGENT,
                         AND THE LENDERS DEFINED THEREIN

                                 BANKBOSTON
                                 as a Lender

                                 By:          /s/ John J. Murphy
                                       ----------------------------------------
                                       Name:      John J. Murphy
                                            -----------------------------------
                                       Title:     Director
                                             ----------------------------------

                      SIGNATURE PAGE TO THIRD AMENDMENT OF
                            CREDIT AGREEMENT BETWEEN
         TRAMMELL CROW COMPANY, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,
                 BANKERS TRUST COMPANY, AS DOCUMENTATION AGENT,
                         AND THE LENDERS DEFINED THEREIN


                                 SOCIETE GENERALE, SOUTHWEST AGENCY,
                                 as a Lender


                                 By:           /s/ Scott Gosslee
                                       ----------------------------------------
                                       Name:       Scott Gosslee
                                            -----------------------------------
                                       Title:      Vice President
                                             ----------------------------------

                      SIGNATURE PAGE TO THIRD AMENDMENT OF
                            CREDIT AGREEMENT BETWEEN
         TRAMMELL CROW COMPANY, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,
                 BANKERS TRUST COMPANY, AS DOCUMENTATION AGENT,
                         AND THE LENDERS DEFINED THEREIN


                                 THE BANK OF NOVA SCOTIA
                                 as a Lender

                                 By:              /s/ Abid Gilani
                                        ---------------------------------------
                                        Name:         Abid Gilani
                                             ----------------------------------
                                        Title:        Director
                                              ---------------------------------

         To induce the Credit Parties to enter into this Amendment, the undersigned jointly and severally (a) consent and agree to the Amendment Documents' execution and delivery, (b) ratify and confirm that all guaranties, assurances, and Liens granted, conveyed, or assigned to the Credit Parties under the Loan Documents are not released, diminished, impaired, reduced, or otherwise adversely affected by the Amendment Documents and continue to guarantee, assure, and secure the full payment and performance of all present and future Obligation (except to the extent specifically limited by the terms of such guaranties, assurances, or Liens), (c) agree to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional guaranties, assignments, security agreements, deeds of trust, mortgages, and other agreements, documents, instruments, and certificates as Administrative Agent may reasonably deem necessary or appropriate in order to create, perfect, preserve, and protect those guaranties, assurances, and Liens, and (d) waive notice of acceptance of this consent and agreement, which consent and agreement binds the undersigned and their successors and permitted assigns and inures to the Credit Parties and their respective successors and permitted assigns.

                                 EACH OF THE CORPORATE
                                 GUARANTORS/PLEDGORS LISTED ON SCHEDULE 1
                                 ATTACHED HERETO (OTHER THAN THE
                                 CORPORATE GUARANTORS BELOW)


                                 By:           /s/ William P. Leiser
                                        ---------------------------------------
                                        Name:      William P. Leiser
                                             ----------------------------------
                                        Title:     Executive Vice President
                                              ---------------------------------



                                 TCCT #2, INC.


                                 By:           /s/ Christopher J. Nelson
                                        ---------------------------------------
                                        Christopher J. Nelson
                                        Authorized Officer



                                 TCDFW #2, INC.


                                 By:           /s/ Christopher J. Nelson
                                        ---------------------------------------
                                        Christopher J. Nelson
                                        Authorized Officer



                                 TCH #2, INC.


                                 By:           /s/ Christopher J. Nelson
                                        ---------------------------------------
                                        Christopher J. Nelson
                                        Authorized Officer

                                   SCHEDULE 1


TC Atlanta, Inc.
TCCT Real Estate, Inc.
TCCT #2, Inc.
Trammell Crow Retail Services, Inc.
TC Carolinas, Inc.
TC Chicago, Inc.
TC Denver, Inc.
TCDFW, Inc.
TCDFW #2, Inc.
TC Houston, Inc.
TCH #2, Inc.
TC Tennessee, Inc.
TC MidAtlantic, Inc.
TC Northeast Metro, Inc.
TC New England, Inc.
TC New England Brokerage, Inc.
Trammell Crow Realty Services, Inc.
TCC Risk Services, Inc.
TC Seattle, Inc.
Trammell Crow So. Cal., Inc.
Trammell Crow SE, Inc.
TC St. Louis, Inc.
Trammell Crow Corporate Services, Inc.
Trammell Crow NW, Inc.
Trammell Crow Operations, Inc.
Trammell Crow Subsidiary Holding Company

                                    EXHIBIT D
                             COMPLIANCE CERTIFICATE

         Reference is hereby made to that certain Credit Agreement dated as of December 1, 1997, among Trammell Crow Company, a Delaware corporation ("BORROWER"), Bank of America, N.A., f/k/a NationsBank, N.A., successor in interest by merger to NationsBank of Texas, N.A., a national banking association, as Administrative Agent (herein so called), the Documentation Agent defined therein, the Issuing Bank defined therein, and the Lenders defined therein (as modified, amended, renewed, extended, and restated from time to time, the "CREDIT AGREEMENT"). The undersigned, as _________________ of Borrower, pursuant to SECTION 5.1(C) of the Credit Agreement, hereby, certifies to Administrative Agent as follows:

         1. A review of the activities of Borrower during the most recently ended fiscal quarter of Borrower has been made under my supervision.

         2. As of the date hereof, all of the representations and warranties of Borrower contained in the Credit Agreement and each of the Loan Documents (as defined in the Credit Agreement) are true and correct in all material respects.

         3. No event has occurred and is continuing which constitutes a Potential Default or Event of Default.

         4. The following covenant computations, together with the supporting scheduled attached hereto, are true and correct:

         (a)   MINIMUM INTEREST COVERAGE RATIO.

               (i)      Adjusted EBITDA                    $_________

               (ii)     Interest Expense                   $_________

               (iii)    Ratio of (I) to (II)               __________

               (iv)     Required Minimum                   3.0 to 1.0

         (b)   MINIMUM EQUITY VALUE.

               (i)      Total Asset Value (1)              $_________

               (ii)     Total Liabilities           $________

               (iii)    Ratio of (I) to (II)               __________

---------------------------------
(1) Calculated as (a) THE LESSER OF (i) ten (10), or (ii) the Imputed Multiple, TIMES (b) Adjusted EBITDA fir the twelve (12) month period ending on the determination date.

               (iv)     Required Minimum                   __________(2)

         (c)   MINIMUM REVENUES.

               (i)      Quarterly Revenues                 $_________

               (ii)     Required Minimum                   $100,000,000

         (d)   MINIMUM LIQUIDITY.

               (i)      Liquid Assets                      $_________

               (ii)     Required Minimum                   $15,000,000

         (e)   CURRENT RATIO.

               (i)      Current Assets                     $_________

               (ii)     Current Liabilities                $_________

               (iii)    Ratio of (I) to (II)               __________

               (iv)     Required Minimum                   1.10 to 1.00

         (f)   MAXIMUM TOTAL LEVERAGE RATIO.

               (i)      Total Debt                         $_________

               (ii)     Adjusted EBITDA                    $_________

               (iii)    Ratio of (I) to (II)               __________

               (iv)     Maximum Permitted                  __________(3)


------------------------------
(2)

------------------------------------- -----------------------------------
               PERIOD                           MINIMUM AMOUNT
------------------------------------- -----------------------------------
         Closing Date through                    $250,000,000
          December 31, 1998
------------------------------------- -----------------------------------
       January 1, 1999 through                   $300,000,000
          November 30, 1999
------------------------------------- -----------------------------------
          December 1, 1999 and                   $400,000,000
              thereafter
------------------------------------- -----------------------------------

         (g)   MAXIMUM INVESTMENT IN REAL ESTATE INVESTMENTS.

               (i)      Real Estate Investments     $________

               (ii)     Total Asset Value                  $_________

               (iii)    Ratio of (I) to (II)               __________

               (iv)     Maximum Permitted                  __________(4)

         (h)   MAXIMUM NON-FACILITY DEBT.

               (i)      Non-Facility Debt                  $_________

               (ii)     Total Asset Value                  $_________

               (iii)    Ratio of (I) to (II)               __________

               (iv)     Maximum Permitted                  20%

         Date:
              ------------------------

                                             ---------------------------- of
                                             Trammell Crow Company,
                                             a Delaware corporation

--------------------------------------------------------------------------------


------------------------------------- -----------------------------------
               PERIOD                               RATIO
------------------------------------- -----------------------------------
         Closing Date through                     4.0 to 1.0
          December 31, 1998
------------------------------------- -----------------------------------
   January 1, 1999 and thereafter                 3.5 to 1.0
------------------------------------- -----------------------------------






------------------------------------- -----------------------------------
               PERIOD                         MAXIMUM PERCENTAGE
------------------------------------- -----------------------------------
         Closing Date through                         30%
          December 31, 1998
------------------------------------- -----------------------------------
   January 1, 1999 and thereafter                     25%
------------------------------------- -----------------------------------